UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2014

FULTON FINANCIAL CORPORATION

(Exact name of Registrant as specified in its Charter)

Pennsylvania	0-10587	23-2195389
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One Penn Square
Lancaster, Pennsylvania	17604
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 717-291-2411

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 – Other Events.

On September 4, 2014, Fulton Financial Corporation (the “Corporation”) and its wholly owned subsidiary, Lafayette Ambassador Bank (“Lafayette”), entered into a Cease and Desist Order Issued Upon Consent (the “Cease and Desist Order”) with the Board of Governors of the Federal Reserve System (the “FRB”). The Cease and Desist Order relates to identified deficiencies in a centralized Bank Secrecy Act and anti-money laundering compliance program (the “BSA/AML Compliance Program”), which was designed to comply with the requirements of the Bank Secrecy Act, the USA Patriot Act of 2001 and related anti-money laundering regulations (collectively, the “BSA/AML Requirements”). The Corporation operates the BSA/AML Compliance Program for the joint benefit of the Corporation and its subsidiary banks, including Lafayette.

As previously disclosed, on July 14, 2014, three of the Corporation’s other subsidiaries, Fulton Bank, N.A., Swineford National Bank and FNB Bank, N.A., each entered into a Stipulation and Consent to the Issuance of a Consent Order with the Office of the Comptroller of the Currency (the “OCC”), consenting to the issuance by the OCC of a Consent Order (collectively, the “Consent Orders”) with respect to BSA/AML Requirements and the Corporation’s BSA/AML Compliance Program. The Consent Orders and the anticipated issuance of the Cease and Desist Order were described in a Current Report on Form 8-K filed by the Corporation on July 18, 2014; the disclosure in such prior Current Report is incorporated herein by reference. Because the Cease and Desist Order and the Consent Orders all relate to the BSA/AML Compliance Program which is jointly operated for all of the Corporation’s subsidiary banks, one or more of the Corporation’s other subsidiary banks may also become subject to an enforcement action related to the BSA/AML Requirements, and the provisions of any such enforcement action may differ from the Cease and Desist Order and the Consent Orders.

The requirements of the Cease and Desist Order are similar to the requirements of the Consent Orders. In addition, the Cease and Desist Order requires, among other things, that the Corporation engage an independent third-party firm to conduct a comprehensive assessment of the BSA/AML Compliance Program, and that Lafayette engage an independent third-party firm to conduct a retrospective review of account and transaction activity from January 1, 2014 to June 30, 2014 associated with high-risk customers to determine whether suspicious activity was properly identified and reported in accordance with the BSA/AML Requirements. Based on the results of this transaction review, the FRB may require a review of transactions for additional time periods.

This Current Report on Form 8-K may contain forward-looking statements with respect to the Corporation’s financial condition, results of operations and business. Do not unduly rely on forward-looking statements. Forward-looking statements can be identified by the use of words such as “may,” “should,” “will,” “could,” “estimates,” “predicts,” “potential,” “continue,” “anticipates,” “believes,” “plans,” “expects,” “future,” “intends” and similar expressions which are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, some of which are beyond the Corporation’s control and ability to predict, that could cause actual results to differ materially from those expressed in the forward-looking statements.

The foregoing description of the Cease and Desist Order is qualified in its entirety by reference to the full text of the Cease and Desist Order, a copy of which is attached as Exhibit 99.1, and incorporated herein by reference.

Item 9.01 – Financial Statements And Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Order to Cease and Desist Issued Upon Consent dated September 4, 2014, by the Board of Governors of the Federal Reserve System to Fulton Financial Corporation and Lafayette Ambassador Bank, Bethlehem, Pennsylvania.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 9, 2014	FULTON FINANCIAL CORPORATION

	By:	/s/ Daniel R. Stolzer
Daniel R. Stolzer
Executive Vice President and General Counsel